UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2013

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Netlist, Inc. (the “Company”) is filing this Current Report on Form 8-K in connection with its lawsuit against Smart Modular Technologies, Inc., Smart Storage Systems, Inc., Smart Worldwide Holdings, Inc. and Diablo Technologies, Inc. in the United States District Court, Central District of California, Santa Ana Division (the “Court”) (Case No. 8:13-cv-00996-DOC-JPR) for trade secret misappropriation and related claims.  On December 10, 2013, the Company filed with the Court a response to an order to show cause issued by the Court.  A partially redacted copy of that filing is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1

Netlist, Inc.’s Response to November 26, 2013 Order to show cause why counts 8-13 against defendant Diablo Technologies, Inc. should not be transferred to the Northern District of California (partially redacted)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: December 13, 2013	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice-President and Chief Financial Officer